                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 13, 1997

                             CalEnergy Company, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                    1-9874                     94-2213782
  (State or other              (Commission                (IRS Employer
  jurisdiction of              File Number)             Identification No.)
  incorporation)


                302 South 36th Street, Suite 400, Omaha, NE 68131
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (402) 341-4500



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On October 14, 1997 the Registrant announced the pricing of its public offering of common stock, par value $.0675. A press release with respect to the pricing of such offering is attached as Exhibit 99.2. Pursuant to such offering, on October 13, 1997, the Registrant entered into an Underwriting Agreement and a Subscription Agreement (each as referred to below). In addition, the Registrant concurrently entered into a Purchase Agreement (referred to below) with respect to a direct sale of 2 million shares of its common stock. Copies of such agreements are attached hereto as Exhibits 1.3, 1.4 and 99.1

Item 7.  Financial Statements and Exhibits.

 (c)  Exhibits:

         The following exhibits are filed as part of this report

         1.3 Underwriting Agreement, dated October 13, 1997, among the Company and Credit Suisse First Boston Corporation, Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

         1.4 Subscription Agreement, dated October 13, 1997, among the Company and Credit Suisse First Boston (Europe) Limited and Lehman Brothers International (Europe), as representatives of the managers named therein.

         99.1 Purchase Agreement, dated October 13, between the Company and Walter C. Scott, Jr.

         99.2     Press Release of the Company, dated October 14, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CalEnergy Company, Inc.


                                               By:  /s/ Douglas L. Anderson
                                                        Douglas L. Anderson
                                                        Assistant Secretary and
                                                        Assistant General
                                                        Counsel


Dated:  October 16, 1997

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CalEnergy Company, Inc.



                                       By: /s/ Douglas L. Anderson
                                               Douglas L. Anderson
                                               Assistant Secretary and Assistant
                                               General Counsel


Dated:  October 16, 1997

                                  Exhibit Index


Exhibit No.       Description
-----------       -----------
1.3               Underwriting Agreement, dated October 13, 1997, among the
                  Company, Credit Suisse First Boston Corporation, Lehman
                  Brothers Inc., Donaldson, Lufkin & Jenrette Securities
                  Corporation and Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated.

1.4 Subscription Agreement, dated October 13, 1997, among the Company, Credit Suisse First Boston (Europe) Limited and Lehman Brothers International (Europe).

99.1 Purchase Agreement, dated October 13, among the Company and Walter C. Scott, Jr.

99.2              Press Release of the Company, dated October 14, 1997.